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                                                                   EXHIBIT 10.30


                                                                  EXECUTION COPY



                           INVESTORS' RIGHTS AGREEMENT

     INVESTORS' RIGHTS AGREEMENT, dated as of the 1st day of March 1999, by and among Mail.com, Inc. (formerly named iNAME, INC.), a Delaware corporation (the "Company"), doing business at 11 Broadway, Suite 660, New York, New York, the undersigned holders of the Warrants and their nominees, successors and assigns (the "Warrantholders"), and Gerald Gorman, residing at 415 Bernardsville Road, Mendham, New Jersey, in his capacities as holder of Class A Preferred Stock, Class B Common Stock and controlling stockholder (the "Controlling Stockholder"). The Company, the Controlling Stockholder and the Warrantholders are collectively referred to as the "Parties."

     WHEREAS, the Company has issued Warrants to the Warrantholders as represented by the Warrants to Purchase Capital Stock dated as of the date hereof (the "Warrant Certificates"); and

     WHEREAS, in order to induce the Warrantholders to take delivery of the Warrant Certificates, the Warrantholders and the Company agree that this Agreement shall govern the rights of the Warrantholders and the Company with respect to the subject matter set forth herein and in connection with the terms and provisions as set forth herein;

     NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter contained, the Parties do hereby agree as follows:


                                    ARTICLE I

                              DEFINITIONS AND TERMS

     Section 1.1 DEFINITIONS. The following terms, as used herein, shall have the following meanings:

     "Act" means the Securities Act of 1933, as amended.

     "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such Person.

     "Agreement" means this Agreement, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

     "Class A Common Stock" means the shares of Class A Common Stock that the Company is authorized to issue by way of the Company's Amended and Restated Certificate of Incorporation, and amendments thereto.

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     "Class A Preferred Stock" means the shares of Class A Preferred Stock that the Company is authorized to issue by way of the Company's Amended and Restated Certificate of Incorporation, and amendments thereto.

     "Class B Common Stock" means the shares of Class B Common Stock that the Company is authorized to issue by way of the Company's Amended and Restated Certificate of Incorporation, and amendments thereto.

     "Class C Preferred Stock" means the shares of Class C Preferred Stock that the Company is authorized to issue by way of the Company's Amended and Restated Certificate of Incorporation, and amendments thereto.

     "Company Stock" means any shares of any class of authorized capital stock in the Company.

     "Controlling Stockholder" has the meaning set forth in the preface above.

     "Incidental Registration" has the meaning set forth in Section 2.1.1. of this Agreement.

     "Indemnified Party" and "Indemnifying Party" has the meaning set forth in
Section 2.6. of this Agreement.

     "Other Shareholders' Consent" means the consent by the holders of Class A Preferred Stock purchased pursuant to the Class A Preferred Stock Purchase Agreement and by the holders of the Class C Preferred Stock purchased pursuant to the Class C Preferred Stock Purchase Agreement to the amendment of the Consent, Amendment and Waiver and Investors' Rights Agreement dated as of July 31, 1998 among the Company and the investors signatory thereto (the "Preferred Stock Investors' Rights Agreement") to permit, in connection with an Incidental Registration, the Warrantholders to include their Registrable Securities on a pro rata basis with such Class A Preferred Stock and/or Class C Preferred Stock to the extent that such Class A Preferred Stock and/or Class C Preferred Stock is included in such registration pursuant to incidental registration rights as contemplated by clause (C) of Section 2.1.2. hereof and not demand registration rights as contemplated by clause (A) of Section 2.1.2. hereof.

     "Party" has the meaning set forth in the preface above.

     "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Registrable Securities" means (i) the Class A Common Stock issuable or issued upon exercise of the Warrants (it being understood that if any of the Warrants expire, in whole or in part, unexercised upon the Expiration Date as defined in the Warrant Certificates, then the Class A Common Stock that is no longer issuable as a result of such expiration shall not be deemed to be Registrable Securities), (ii) any Class A Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the

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securities referenced in clauses (i) and (ii), and (iii) any other shares of capital stock of the Company into or for which the securities referenced in clause (i) and (ii) may be converted into or exchanged pursuant to a recapitalization or reclassification of the Company's capital stock.

     "SEC" means the Securities and Exchange Commission.

     "Warrant Demand Registration" has the meaning set forth in Section 2.1.3. of this Agreement.

     "Warrantholders" has the meaning set forth in the preface above.

     "Warrants" means the rights to purchase One Million Five Hundred Thousand (1,500,000) shares of Class A Common Stock by the Warrantholders as represented by the Warrant Certificates, as the same may be amended.

     Section 1.2 OTHER TERMS. Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement.

     Section 1.3 OTHER DEFINITIONAL PROVISIONS. The words "herein," "hereof," "hereto" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and in such gender, as the sense and circumstances require.


                                   ARTICLE II

                               REGISTRATION RIGHTS

     The Company and the Warrantholders covenant and agree as follows:

     Section 2.1 REGISTRATION

          2.1.1. INCIDENTAL REGISTRATION. If at any time the Company proposes to register any Company Stock under the Act for its own account or for the account of any of its stockholders, in connection with an underwritten public offering of such Company Stock, on a form that would also permit registration of the Registrable Securities, the Company shall, each such time, give the Warrantholders not less than twenty (20) days written notice of such proposed registration (the "Incidenta Registration"). Upon the written request of the Warrantholders, given within twenty (20) days after receipt of any such notice from the Company, the Company shall, subject to
     Section 2.1.2., cause to be included in such registration all of the Registrable Securities the Warrantholders request be registered in such registration. There shall be no restriction with respect to the number of times the Warrantholders may request such Incidental Registration.

          2.1.2. PRO RATA INCIDENTAL REGISTRATION OF COMPANY STOCK. If the managing underwriter of any offering described in the first sentence of
     Section 2.1.1. determines that the number of shares proposed to be sold by the Company or by other stockholders of Company

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     Stock is greater than the number of shares that the underwriter believes feasible to sell at the time, at the price and upon the terms approved by the Company, then the number of shares of Company Stock that the underwriter believes may be sold shall be allocated for inclusion in the registration statement in the following order of priority: (A) Company Stock sold for the account of any holders of the Company's securities if the registration was initiated by such holders pursuant to contractual demand registration rights and Company Stock sold for the account of Lycos, Inc. ("Lycos"), pursuant to contractual incidental registration rights that permit it to participate in such an offering on a pro rata basis with such holders, pro rata among such holders and Lycos according to the number of shares requested to be registered by such holders and Lycos; (B) Company Stock sold for the account of the Company; and (C) (x) if the Other Shareholders' Consent is obtained on or before the consummation of the Company's initial public offering, pro rata among any other holders of securities of the Company exercising contractual incidental registration rights (other than holders described in clause (A) above if pursuant to a demand right and other than Lycos as described in clause (A) above) and the Warrantholders according to the number of shares requested to be registered by such other holders and the Warrantholders; provided, however, that (1) as between the Company, on the one hand, and the Warrantholders and other holders referred to in clause (C) above, on the other hand, at least ten percent (10%) of the Warrantholders' Registrable Securities and of such other holders' registrable securities requested to be included shall be included in such underwriting (other than the initial underwriting); and
     (2) the right of such other holders and the Warrantholders to participate in the offering shall have priority over Class A Common Stock held by employees of the Company and Class B Common Stock held by employees of the Company or (y) if the Other Shareholders' Consent is not obtained on or before the consummation of the Company's initial public offering, pro rata among any other holders of securities of the Company exercising contractual incidental registration rights (other than holders described in clause (A) above if pursuant to a demand right and other than Lycos as described in clause (A) above) and, subject to the provisos set forth in clauses (1) and
     (2) below, the Warrantholders according to the number of shares requested to be registered by such other holders and the Warrantholders; provided, however, that (1) as between the Company, on the one hand, and the holders of Class A Preferred Stock purchased pursuant to the Class A Preferred Stock Purchase Agreement, the holders of Class C Preferred Stock purchased pursuant to the Class C Preferred Stock Purchase Agreement and the Warrantholders, on the other hand, at least ten percent (10%) of such holders' registrable securities requested to be included shall be included in such underwriting (other than the initial underwriting); (2) the right of the holders of the Class A Preferred Stock and the holders of the Class C Preferred Stock to participate in such underwriting shall have priority over the Warrantholders, the holders of Class A Common Stock and the holders of Class B Common Stock; and (3) the right of the holders of any Company Stock held by Persons who are not employees of the Company shall have priority over Class A Common Stock held by employees of the Company and Class B Common Stock held by employees of the Company. If any Warrantholder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter; provided, however, the election to withdraw occurs within ten
     (10) days after such Warrantholder receives notice of the terms of the underwriting.

          2.1.3. DEMAND REGISTRATION. On or after the earlier of (A) 180 days after the effective date of a registration statement filed by the Company in connection with an initial

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     public offering of any Company Stock or other securities under the Act, or (B) July 31, 2000, then, upon written request of the holder or holders of a majority of the Registrable Securities that the Company effect the registration under the Act of all or a portion of the Registrable Securities and specifying the intended method of disposition thereof, the Company shall, within fifteen (15) days after the Company has received such written notice, promptly commence and use its best efforts to consummate the registration under the Act of the Registrable Securities, or such portion thereof, and of all other stock or securities which the Company has been requested to register by any other holder of the Company's securities that is entitled to include securities in such registration (the "Warrant Demand Registration"); provided, however, that (1) the Warrantholders shall be entitled to request one (1) Warrant Demand Registration, provided that either (a) the Registrable Securities requested to be included in such Warrant Demand Registration constitute at least twenty percent (20%) of the total number of Registrable Securities issued hereunder or (b) the anticipated gross receipts (before underwriters discounts and commissions and costs of such registration) from the offering exceed ten million dollars ($10,000,000), (2) a registration will not count as the permitted Warrant Demand Registration until it has become effective, (3) the Company may delay the filing of a registration statement under the Act as required by this Section 2.1.3. for a period of up to sixty (60) days after the request of the Warrantholders if the Board of Directors of the Company determines in good faith that such Warrant Demand Registration would be materially adverse to the interests of the Company, and in such event, the Warrantholders will be entitled to withdraw such request and such Warrant Demand Registration will not be counted as the Warrant Demand Registration hereunder (provided, however, that the Company shall not use this right more than once in any one hundred eighty (180) day period) and (4) the Company will not be required to effect a Warrant Demand Registration within six (6) months after the effective date of a registration in which the Warrantholders were given registration rights pursuant to Section 2.1.1. In the event that the Warrantholders exercise the demand registration right hereunder, and shares requested to be registered by Lycos in connection therewith are included in such registration on a pro rata basis with the Warrantholders' Registrable Securities, pursuant to section 11 of the letter agreement between Lycos and the Company dated March 9, 1998 or otherwise, account for thirty percent (30%) or more of the shares offered in such registered offering, then the Warrantholders shall have the right to one (1) additional Warrant Demand Registration hereunder.

          2.1.4. PRO RATA DEMAND REGISTRATION OF COMPANY STOCK. (a) In the event a Warrant Demand Registration is initiated subsequent to the initial public offering of any Company Stock or other securities under the Act and such Demand Registration is an underwritten offering, and the managing underwriter advises the Warrantholders and the Company in writing that in the underwriter's opinion the number of shares requested to be included exceeds the number that can be sold in such offering, then the number of shares of Company Stock that the underwriter believes may be sold shall be allocated for inclusion in the registration statement in the following order of priority: (A) shares requested to be included by the Warrantholders, together with the shares requested to be included by Lycos to the extent Lycos is entitled to participate in such offering on a pro rata basis with the Warrantholders, as applicable, pursuant to contractual incidental registration rights, that in the opinion of such underwriter can be sold prior to the inclusion of any securities of any other security holder of the Company; provided that, if the managing underwriter advises the Company in writing that in its opinion the aggregate number of shares requested for inclusion by the Warrantholders, together


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     with such shares of Lycos, exceeds the number of such shares that can be sold in such offering, then the Company shall include in the registration statement only such number of shares, pro rata among Warrantholders and Lycos, based upon the number of shares requested to be registered by the Warrantholders and Lycos, which in the opinion of such underwriter can be sold; (B) shares sold for the account of the Company; and (C) pro rata among any other holders of securities of the Company exercising contractual incidental registration rights other than any holders whose shares are included pursuant to clause (A) above.

          (b) In the event a Warrant Demand Registration is initiated prior to the Company giving notice under Section 2.1.1. that it proposes to register any Company Stock under the Act in its initial public offering of any Company Stock or other securities under the Act and such Warrant Demand Registration is an underwritten offering, and the managing underwriter advises the Warrantholders and the Company in writing that in the underwriter's opinion the number of shares requested to be included exceeds the number that can be sold in such offering, then the number of shares of Company Stock that the underwriter believes may be sold shall be allocated for inclusion in the registration statement in the following order of priority: (A) shares requested to be included by the Warrantholders together with the shares requested to be included by Lycos to the extent Lycos is entitled to participate in such offering on a pro rata basis with the Warrantholders pursuant to contractual incidental registration rights, that in the opinion of such underwriter can be sold prior to the inclusion of any securities of any other security holder of the Company; provided that, if the managing underwriter advises the Company in writing that in its opinion the aggregate number of shares requested for inclusion by the Warrantholders, together with such shares of Lycos, exceeds the number of such shares that can be sold in such offering, then the Company shall include in the registration statement only such number of shares, pro rata among the Warrantholders and Lycos, based upon the number of shares requested to be registered by the Warrantholders and Lycos, which in the opinion of such underwriter can be sold; (B) pro rata among the Warrantholders and any other holders of securities of the Company exercising contractual incidental registration rights other than any holders whose shares are included pursuant to clause (A) above; and (C) shares sold for the account of the Company.

          (c) If the Warrantholders make a written request to exercise rights to a Warrant Demand Registration under Section 2.1.3. prior to any other holder of securities making a written request to exercise contractual rights to a demand registration, then the registration following from such request shall be a Warrant Demand Registration. If any other holder of securities makes a written request to exercise contractual rights to a demand registration prior to the Warrantholders making a written request to exercise rights to a Warrant Demand Registration under Section 2.1.3., then the registration following from such request shall not be a Warrant Demand Registration.

          2.1.5. FORM S-3 DEMAND REGISTRATION RIGHTS. If at any time the holders of a majority in interest of the Warrants held by the Warrantholders request that the Company effect a Form S-3 registration under the Act of all or a portion of the Registrable Securities, the Company shall, within fifteen (15) days after the Company has received such written notice, promptly commence and use its best efforts to consummate the Form S-3 registration of the Registrable Securities under the Act; provided, however, (A) the aggregate fair market value of the Registrable Securities requested to be registered shall be greater than two million dollars


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     ($2,000,000), (B) the Company shall only be required to file one Form S-3 registration every twelve (12) months, and (C) the Warrantholders who request that the Company effect a Form S-3 registration shall not be required to participate in such Form S-3 registration.

          2.1.6. BENEFIT OF MORE FAVORABLE RIGHTS. If at any time registration rights are granted with respect to Company Stock or capital stock of any Affiliate of the Company which are on terms more favorable to the holders of such securities with respect to any material terms applicable thereto including, without limitation, the number of times or the circumstances under which such rights may be exercised, the expenses to be paid by the Company or any Affiliate of the Company in connection therewith or the duration of the availability of such rights, the Company agrees that such more favorable terms will be exercisable by the Warrantholders automatically and without further action by the Company. The Company covenants to give written notice to the Warrantholders not less than ten
     (10) days in advance of the granting of registration rights with respect to Company Stock or capital stock of any Affiliate of the Company.

          2.1.7. TERMINATION OF REGISTRATION RIGHTS. Upon the date which is thirty (30) months following a firm commitment underwritten public offering pursuant to a registration statement under the Act, with gross proceeds of not less than twenty million dollars ($20,000,000) (a "Qualified Offering"), then the Warrantholders shall not be entitled to exercise any right provided for in this Section 2.1.


     Section 2.2 OBLIGATIONS OF THE COMPANY. Where required under Section 2.1. to use its best efforts to effect the registration of any of the Registrable Securities, the Company shall, as expeditiously as reasonably possible,

          2.2.1. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and, upon the request of the holders of a majority of the Registrable Securities, keep such registration statement effective for up to one hundred twenty (120) days;

          2.2.2. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration;

          2.2.3. Furnish to the Warrantholders such numbers of copies of such registration statement and prospectus, including any preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Warrantholders may reasonably request in order to facilitate the disposition of the Registrable Securities;

          2.2.4. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; and

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          2.2.5. Otherwise comply with all applicable rules and regulations of the SEC.

     Section 2.3 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 that the Warrantholders shall furnish to the Company such information regarding the Warrantholders, the Registrable Securities held by the Warrantholders, and the intended method of disposition thereof as the Company or its appointed agents shall reasonably request and as shall be required in connection with the action to be taken by the Company.

     Section 2.4 REGISTRATION EXPENSES. In the case of any registration effected pursuant to Section 2, the Company shall bear all registration and qualification fees and expenses, and all costs and disbursements of counsel for the Company; provided, however, that (A) each Warrantholder shall bear the fees and costs of such Warrantholder's own counsel and all underwriting discounts and commissions with respect to the Registrable Securities sold by such Person and (B) the Company shall not be required to pay for any expenses of any Warrant Demand Registration begun if the registration request is subsequently withdrawn at the request of a majority in interest of the Warrantholders to be registered (in which case all participating Warrantholders shall bear such expenses); provided that, if the Warrantholders elect to engage counsel other than counsel for the Company in connection with a Warrant Demand Registration, the Company shall bear the fees and expenses, and all costs and disbursements of one firm to act as such counsel to all Warrantholders up to a maximum aggregate amount of fifteen thousand dollars ($15,000).

     Section 2.5 SELECTION OF UNDERWRITERS.

          2.5.1. COMPANY SELECTION. If a registration pursuant to Section 2.1.1. of this Agreement involves an underwritten offering, the Company shall have the right to select the investment bankers and managers to administer the offering. The Company shall not be required under Section 2.1.1. to register the Warrants in such registration unless the Warrantholders accept the terms of the underwriting as agreed upon between the Company and the underwriter.

          2.5.2. WARRANTHOLDERS' SELECTION. If a registration pursuant to
     Section 2.1.3. or 2.1.5. involves an underwritten offering, then the Warrantholders shall have the right to select the investment bankers and managers to administer the offering; provided, however, that the selection of such investment bankers and managers shall be subject to the approval of the Company, such approval not to be unreasonably withheld.

     Section 2.6 INDEMNIFICATION. If any Registrable Securities are included in a registration statement pursuant to this Section 2, then,

          2.6.1. To the extent permitted by law, the Company shall indemnify and hold harmless the Warrantholders, agents for the Warrantholders, any underwriter for the Warrantholders, and each Person, if any, who controls such Person within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities arise out of any untrue statement or alleged untrue statement of material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the

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     registration statement, or any amendments or supplements to the registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and will reimburse the Warrantholders, the agents for the Warrantholders, such underwriter, or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission based upon and in conformity with written information furnished to the Company by an instrument duly executed by the Warrantholders or underwriter and stated to be specifically for use therein.

          2.6.2. To the extent permitted by law, each Warrantholder, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement, and any underwriter for the Company against any losses, claims, damages or liabilities to which the Company or any such director, officer, or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the registration statement or any amendments or supplements to the registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, or amendments or supplement thereto, in reliance upon and in conformity with written information furnished by such Warrantholder duly executed and stated to be expressly for use therein, and such Warrantholder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling Person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that such Warrantholder's liability under this Section 2.6.2. shall not exceed the amount of the gross proceeds of the offering of such Warrantholder's Registrable Securities included therein.

          2.6.3. Each party entitled to indemnification (the "Indemnified Party") shall give notice to the party required to provide indemnification ("Indemnifying Party") promptly after such Indemnified Party has knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; provided, further, that the failure by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6., except to the extent that the failure results in an omission of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give notice; provided, further, that a refusal to permit the Indemnifying Party to conduct such defenses by such counsel shall relieve such Indemnifying Party of its obligations under this Section 2.6. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each

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     Indemnified Party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

     Section 2.7 REPORTS UNDER THE SECURITIES EXCHANGE ACT OF 1934. With a view toward making available to the Warrantholders the benefits of SEC Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit the Warrantholder to sell its Registrable Securities to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (i) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its shares to the general public;

          (ii) take such action, including the voluntary registration of its common stock under Section 12 of the Securities Exchange Act of 1934, as is necessary to enable the holders of Registrable Securities to utilize Form S-3 for the sale of their shares, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its shares to the general public is declared effective;

          (iii) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934; and

          (iv) furnish to any holder of the Registrable Securities, so long as the holder of the Registrable Shares owns any shares, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), or as to its qualification that it qualifies as a registrant whose shares may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any holder of Registrable Securities of any rule or regulation of the SEC which permits the selling of any such shares without registration or pursuant to such form.

     Section 2.8 LOCK-UP PERIOD. Each Warrantholder agrees that it shall not, to the extent requested by the underwriter of the Company, sell or otherwise transfer or dispose of any Registrable Securities or any securities of the same or similar class as securities being registered by the Company during the one hundred eighty (180) day period following the effective date of a registration statement filed by the Company; provided, however, that (A) such agreement shall be applicable only to the first registration statement of the Company that covers shares of the Company to be sold to the public in an underwritten offering, (B) the holders of Class B Common Stock and the holders of at least ninety percent (90%) of Class A Common Stock are subject to identical or substantially similar time restrictions, (C) all officers and directors of the

Company and all other persons with registration rights enter into substantially similar agreements, and (D) nothing contained herein shall prohibit any holder of Company Stock from transferring any Registrable Securities to a trust established for estate planning purposes. Notwithstanding anything to the contrary set forth herein, the terms of this Section 2.8 may not be amended or modified, directly or indirectly, without the express written consent of each holder of Registrable Securities detrimentally affected by such amendment or modification and any such amendment or modification made without such holder's consent shall not be applicable to that holder.

     Section 2.9 TRANSFER OF REGISTRATION RIGHTS. The registration rights of the Warrantholders under this Section 2 may be assigned and transferred (i) by any Warrantholder to any Affiliate of such Warrantholder to whom any of the shares owned by the Warrantholder are transferred, and (ii) by any Warrantholder to any transferee who acquires at least five thousand (5,000) Registrable Securities (adjusted to reflect subsequent stock splits, combinations, stock dividends and recapitalizations); provided, however, that the Company is given written notice by such Warrantholder at the time of such assignment and transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Section 2 are being assigned and transferred. For the purposes of this Section 2.9, a change in control of an Affiliate of a Warrantholder holding shares entitling such Affiliate to the registration rights hereunder, such that such Affiliate is subsequent to such change of control no longer an Affiliate of such Warrantholder, shall be deemed an attempted transfer of the registration rights hereunder and such former Affiliate of such Warrantholder shall not be entitled to such registration rights except to the extent such transfer would be permitted under clause (ii) above.


                                   ARTICLE III

                                  MISCELLANEOUS

     Section 3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties (including permitted transferees of any shares of Registrable Securities). Without limiting any other rights of transfer herein (including Section 2.9), each Warrantholder may transfer, assign and convey its shares of capital stock of the Company and its rights and obligations thereunder to an Affiliate of such Warrantholder, and such Affiliate shall be deemed to be a "Warrantholder" for purposes of construction of this Agreement. Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liability under or by reason of this Agreement, except as expressly provided in this Agreement.

     Section 3.2 NOTICES. All notices and other communications under this Agreement shall (a) be in writing (which shall include communications by telecopy), (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, (ii) sent by telecopier, or (iii) delivered by hand,
(c) be given at the following respective addresses and telecopier numbers and to the attention of the following persons:

          (i) If to the Company, to it at:

                           Mail.com, Inc.
                           11 Broadway, Suite 660
                           New York, NY 10007
                           Attention: Gary Millin, President

                           Telephone No.: (212) 425-3477
                           Telecopier No.: (212) 425-3487

                           with a copy to:

                           Law Offices of Brian J. Zimmet
                           801 Second Avenue, 5th Floor
                           New York, NY 10017
                           Attention:  Brian J. Zimmet

                           Telephone No.: (212) 922-1330
                           Telecopier No.: (212) 949-6916

                           and to:
                           Winthrop, Stimson, Putnam & Roberts
                           One Battery Park Plaza
                           New York, NY 10004
                           Attention:  David W. Ambrosia

                           Telephone No.: (212) 858-1208
                           Telecopier No.: (212) 858-1500

                  (ii) if to the Warrantholders, to them at their respective addresses as set forth in Schedule A,

or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other, and (d) be effective or deemed delivered or furnished (i) if given by mail, on the fifth business day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 3.2 and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided. The foregoing addresses may be changed by notices given in the manner set forth in this section.

     Section 3.3 GOVERNING LAW; FORUM AND CONSENT TO JURISDICTION.

     (a) GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware without giving effect to the principles of the conflict of laws thereof.

     (b) FORUM AND CONSENT TO JURISDICTION. Each party hereto submits to the nonexclusive jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in such state solely in respect of the interpretation and enforcement of the provisions of this Agreement, and the other instruments, agreements and documents to be delivered pursuant hereto, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement or any of such instruments, agreements and documents, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement or any of such other instruments, agreements and documents may not be enforced in or by said courts or that its property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper. Each party hereto agrees that service of process may be made upon it by service upon The Prentice-Hall Corporation System, Inc. ("PHCS") at its office in New York City in any such action, suit or proceeding against such party with respect to this Agreement or any other agreements relating hereto, and hereby irrevocably designates and appoints PHCS as its authorized agent upon which process may be served in any such action, suit or proceeding, it being understood that such appointment and designation shall become effective without any further action on the part of any party. Service of process upon such authorized agent shall be deemed, in every respect, effective service of process upon the applicable party. If PHCS ceases to maintain an office in New York City, then each party shall appoint another agent for service of process in the State of New York acceptable to the others. A copy of any complaint or other item served pursuant to this Section shall also be sent at the same time to the party or parties designated for notice at the addresses and in the manner specified in Section 3.2. Each party hereto agrees that final judgment (with all right of appeal having expired or been waived) against it in any such action, suit or proceeding shall be conclusive and that each party is entitled to enforce such judgment in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of indebtedness arising from such judgment.

     Section 3.4 WAIVERS; AMENDMENTS. The waiver by the undersigned of any of the provisions of this Agreement or the Warrant Certificates shall not operate or be construed as a waiver of any subsequent breach. This Agreement or the Warrant Certificates may be amended, and any provision of this Agreement may be waived, only by a written amendment executed by (i) the Company, (ii) the Controlling Stockholder and (iii) in the case of any amendment affecting the rights or obligations of the Warrantholders, the holders of a majority in interest of the outstanding Warrants issued to the Warrantholders or stock issuable upon exercise of such Warrants. Notwithstanding the foregoing, the Company will provide each Warrantholder with written notice and sufficient information, sufficiently far in advance of a date a decision is required, to enable such Warrantholder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of capital stock of the Company as consideration for or as an inducement to the entering into by any such holder of any waiver or amendment to any of the terms and provisions of this Agreement, unless prior to the payment of any remuneration to any holder of capital stock of the Company, the Warrantholders shall, ratably, have been offered the opportunity to provide any such waiver or amendment upon the same financial terms and conditions (including but not limited to the time specified by which a consent to such waiver or amendment must be given) as any holder of capital stock who has consented to the waiver or amendment of any of the terms of this Agreement. No waiver or amendment of the provisions in the preceding sentence shall be effective with respect to any Warrantholder unless consented to in writing by such Warrantholder.

     Section 3.5 HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect the construction and interpretation of this Agreement

     Section 3.6 SEVERABILITY. The invalidity of all or any part of any section of this Agreement shall not render invalid the remainder of such section. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

     Section 3.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. This Agreement may contain more than one counterpart of the signature page and may be executed by the affixing of the signatures of each of the Parties to one of these counterpart signature pages. All of the counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     Section 3.8 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     Section 3.9 CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

     Section 3.10 ENTIRE AGREEMENT. This Agreement and the Warrant Certificates contain the entire agreement of the Parties. The Parties are not bound by any oral statements that are made outside of this Agreement.

     WHEREAS, the Parties have executed this Agreement as of the date first above written:



MAIL.COM, INC.

/s/ Gary Millin
----------------------------------------
By: Gary Millin
Title:  President


CNET, INC., as Warrantholder

/s/ Douglas Woodrum
-----------------------------------------
By: Douglas Woodrum
Title: CFO


NBC MULTIMEDIA, INC., as Warrantholder

/s/ Christopher A. Glowacki
-----------------------------------------
By: Christopher A. Glowacki
Title: Vice President

                                                         EXHIBIT A TO INVESTORS'
                                                                RIGHTS AGREEMENT

                       NOTICE ADDRESSES OF WARRANTHOLDERS

To CNET, Inc. at:

     CNET, Inc.
     150 Chestnut Street
     San Francisco, CA 94111
     Attention:  Doug Woodrum

     Telephone No.: (415) 395-7800
     Telecopier No.: (415) 395-9205

     with a copy to:

     Hughes & Luce, LLP
     1717 Main Street, Suite 2800
     Dallas, TX  75201
     Attention: R. Clayton Mulford

     Telephone No.: (214) 939-5500
     Telecopier No.: (214) 939-5849


To NBC Multimedia, Inc. at:

     NBC Multimedia, Inc.
     c/o National Broadcasting Company, Inc.
     30 Rockefeller Plaza
     New York, NY  10112
     Attention:  Chris Glowacki

     Telephone No.: (212) 664-4774
     Telecopier No.: (212) 664-5561

     with a copy to:

     National Broadcasting Company, Inc.
     30 Rockefeller Plaza
     New York, NY 10112
     Attention:  General Counsel

     Telephone No.: (212) 664-4444
     Telecopier No.: (212) 664-2648